UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2023
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On March 1, 2023, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full-year ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1. On March 2, 2023, members of the Company’s management will hold a full-year and fourth quarter 2022 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.
The press release and earnings conference call presentation contain certain non-GAAP financial measures, including Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Net Income (Loss), Adjusted Earnings (Loss) per Share (“Adjusted EPS”), Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Income Tax Expense and Adjusted Tax Rate (collectively, the “Non-GAAP Financial Measures”). Management believes that the presentation of the Non-GAAP Financial Measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Non-GAAP Financial Measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2022 and 2021. For 2022, these items relate to the sales from spot purchase recoveries, after-tax and pre-tax Brazilian indirect tax credits, net, after-tax and pre-tax business realignment costs, after-tax write-off of deferred financing fees and reclassified non-operating net gain related to net investment hedge. For 2021, these items relate to sales from spot purchase recoveries, the pre-tax gain from disposal of Soot Sensor Business, pre-tax sale of Soot Sensor product inventory, pre-tax environmental remediation costs, sales from disposed Soot Sensor Business, pre-tax operating income from disposed Soot Sensor Business, pre-tax operating gain from disposed Soot Sensor Business, EPS attributable to disposed Soot Sensor Business, per-tax gain on sale of Canton facility, pre-tax Brazilian indirect tax credits, net, pre-tax change in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in Stoneridge Brazil, pre-tax Stoneridge Brazil TSA and monetary correction, pre-tax gain from disposal of MSIL joint venture, after-tax and pre-tax business realignment costs and pre-tax restructuring costs. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Net Income (Loss), Adjusted EPS, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Income Tax Expense and Adjusted Tax Rate should not be considered a substitute for Sales, Gross Profit, Operating Income (Loss), Income (Loss) Before Tax, Net Income (Loss), Earnings (Loss) per Share, Income Tax Expense or Tax Rate prepared in accordance with GAAP.
ITEM 7.01    Regulation FD Disclosure.
The information set forth in Item 2.02 above is hereby incorporated herein by reference.
The information in this report, including the press release and the earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press release dated March 1, 2023, announcing results for the fourth quarter and full-year ended December 31, 2022

99.2	Full-year and fourth quarter 2022 results earnings conference call presentation materials, dated March 1, 2023

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: March 1, 2023	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)